UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 29, 2020

Date of Report (date of earliest event reported)

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

PA	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square, Lancaster, PA	17602
(Address of Principal Executive Offices)	(Zip Code)

(717) 291-2411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05 – Costs Associated with Exit or Disposal Activities.

On September 29, 2020, the Board of Directors of Fulton Bank, National Association (the “Bank”), the wholly-owned banking subsidiary of Fulton Financial Corporation (the “Corporation”), as part of the Bank’s ongoing strategic optimization of its network of financial centers to adapt to the evolving needs and expectations of its customers, approved a plan to close 21 financial center offices and consolidate the operations of those offices into nearby financial centers operated by the Bank. The financial center offices being closed are located in Maryland, New Jersey and Pennsylvania, and include five limited service facilities. The financial centers are expected to close on or about January 8, 2021. In connection with the financial center closures, the Corporation expects to incur pre-tax costs of approximately $11.5 million, consisting of $6.5 million of write-offs of premises and equipment, $4 million of lease termination charges, and $1 million of future cash expenditures in connection with employee severance. These costs are expected to be recognized in the third and fourth quarters of 2020, and the first quarter of 2021. The Corporation expects that, in the aggregate, the closure of these financial centers will reduce annual pre-tax operating expense by approximately $7 million, beginning in the first quarter of 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2020	FULTON FINANCIAL CORPORATION

	By:	/s/ Mark R. McCollom
Mark R. McCollom
Senior Executive Vice President and Chief Financial Officer